Summary Prospectus October 1, 2021, as supplemented February 28, 2022
The Merger Fund®
A: MERFX	I: MERIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (SAI), and other information about the fund online at virtus.com/tools-resources/mutual-fund-documents.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated October 1, 2021, as supplemented February 28, 2022, are incorporated by reference into this Summary Prospectus.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless specifically requested from the fund or from your broker-dealer or financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take action.
You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The fund seeks to achieve capital growth by engaging in merger arbitrage.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 46 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix B to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 68 of the fund’s statement of additional information (“SAI”).
Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class I
Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		0.25%		None
Total Other Expenses		0.31%		0.26%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.02%		0.02%
Remaining Other Expenses	0.29%		0.24%
Acquired Fund Fees and Expenses (a)		0.05%		0.05%
Total Annual Fund Operating Expenses Before Fee Waiver(b)(c)		1.63%		1.33%
Fee Waiver(b)(c)		(0.10)%		(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Limitation(b)(c)		1.53%		1.24%

(a)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the fund, not the indirect costs of investing in other investment companies.

(b)
The fund’s contractual management fee rate is 1.00% of the Fund’s average daily net assets. Virtus Investment Advisers, Inc., the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until September 30, 2023, unless it is terminated at an earlier time by the fund’s Board of Trustees. In addition, the Adviser has contractually agreed to limit the fund’s expenses so that the fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) are no higher than 1.46% for Class A Shares and 1.17% for Class I Shares through September 30, 2023. Following the two-year contractual period, the Adviser may discontinue the expense limitation arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
(c)
The information presented regarding the fee waiver and expense limitation may not correlate to the amounts shown in the fund’s financial highlights because the financial highlights reflect a different management fee waiver that was in place for the prior fiscal year.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$697	$1,017	$1,370	$2,360
Class I	Sold or Held	$126	$403	$711	$1,585
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the fund’s performance. During the fiscal year ended December 31, 2020, the fund’s portfolio turnover rate was 188% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. Because the fund’s subadviser, Westchester Capital Management, LLC, the fund’s investment subadviser (the “Subadviser”), typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.
The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Subadviser may seek to hedge the fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments.
The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.
The fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.
In pursuing the fund’s investment objective and strategies, the fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.
The fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the fund invests in shares of another investment company or ETF, the fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. The fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.
In making merger-arbitrage investments for the fund, the Subadviser is generally guided by the following considerations:
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securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

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before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

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in deciding whether or to what extent to invest, the Subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

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the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the fund’s holdings may be adjusted at any time; and

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the Subadviser may invest the fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Subadviser’s primary considerations include the Subadviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

The fund may also loan portfolio securities to earn income.
The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable. The fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the fund is so invested, its investment returns may be lower than if it were not so invested, and the fund may not achieve its investment objective.
Principal Risks
Although the fund will strive to meet its investment objective, there is no assurance that it will do so. and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the Subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.
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Merger-Arbitrage and Event-Driven Risk.  Merger-arbitrage and event-driven investing involves the risk that the Subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the fund to lose money or fail to achieve a desired rate of return.

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Hedging Transactions Risk.  The Subadviser may not correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

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Management Risk.  The success of any strategy employed by the Subadviser will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

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Portfolio Turnover Risk.  The frequency of the fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the fund’s performance. The fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

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Derivatives Risk.  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility, and the fund may incur a loss greater than its principal investment.

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Foreign Investing Risks.  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

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Emerging Market Risk.  Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Credit Risk.   If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

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Interest Rate Risk.  The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

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Convertible Securities Risk.  The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

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Call Risk.  A fixed-income security may be redeemed before maturity (“called”) below its current market price, and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

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Leverage Risk.  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

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Liquidity Risk.  Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

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Short Sales Risk.   Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

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Options Risk.  When the fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

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Market Volatility Risk.  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

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Limited Distribution Risk.   The fund’s shares may be offered only through a limited number of separate accounts of insurance companies. As a result, the fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If the fund fails to achieve sufficient scale, it may be liquidated.

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Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

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Special Purpose Acquisition Companies Risk.   The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.

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Counterparty Risk.  There is risk that a party upon whom the fund relies to complete a transaction will default.

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High-Yield Fixed Income Securities (“Junk Bonds”) Risk.   Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless.

Performance Information
The information in the bar chart and table shown below provides some indication of the risks of investing in the fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the fund’s performance from year to year over a ten-year period for Class A shares (which were formerly known as Investor Class shares) and the table compares the average annual total returns of the fund’s shares for the 1-, 5- and 10- year and since inception periods with those of the The ICE BofA US Treasury Bill 3 Month Index. Class I shares (which were formerly known as Institutional Class shares) represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class I shares do not have the same expenses as Class A shares. Class A shares are subject to a front-end sales charge and a 0.25% 12b-1 fee whereas Class I shares are not subject to a front-end sales charge or a 12b-1 fee.
Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., a prior investment adviser to the fund. Messrs. Behren and Shannon, the fund’s current portfolio managers, have served as co-portfolio managers of the fund since January 2007. The performance results herein reflect the reinvestment of all dividends and distributions.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at virtus.com.

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2018:	3.25%	Worst Quarter:	Q3/2015:	-2.73%
Average Annual Total Returns (for the periods ended 12/31/21)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Since Inception Class I (8/1/2013)
Class A
Return Before Taxes	-5.68%	2.93%	2.50%	—
Return After Taxes on Distributions	-5.74%	2.25%	1.84%	—
Return After Taxes on Distributions and Sale of Fund Shares	-3.32%	2.04%	1.72%	—
Class I
Return Before Taxes	0.10%	4.42%	—	3.35%
The ICE BofA US Treasury Bill 3 Month Index (reflects no deduction of fees, expenses or taxes)	0.05%	1.14%	0.63%	0.73%
The ICE BofA US Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares and after-tax returns for Class I shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
Virtus Investment Advisers, Inc. (the “Adviser”) is the investment adviser to the Fund.
Westchester Capital Management, LLC (the “Subadviser”), an affiliate of VIA, is the subadviser to the Fund.
Portfolio Management
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Roy D. Behren,  Co-President and Co-Chief Investment Officer of the Subadviser. Mr. Behren has served as co-portfolio manager of the fund since 2007.

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Michael T. Shannon,  Co-President and Co-Chief Investment Officer of the Subadviser. Mr. Shannon has served as co-portfolio manager of the fund since 2007.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A Shares:
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.
Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
7086	2-22